Exhibit 21

Telewest Communications plc’s Subsidiaries

Subsidiaries	Country of Incorporation	Percentage (100% unless otherwise stated)
Action Stations (2000) Limited	England and Wales	92.50%
Action Stations (Lakeside) Limited	England and Wales	92.50%
Avon Cable Investments Limited	England and Wales
Barnsley Cable Communications Limited	England and Wales
Birmingham Cable Corporation Limited	England and Wales
Birmingham Cable Finance Limited	Jersey
Birmingham Cable Limited	England and Wales
Blue Yonder Workwise Limited	England and Wales
Bradford Cable Communications Limited	England and Wales
Bravo TV Limited	England and Wales
Cable Adnet Limited	England and Wales
Cable Camden Limited	England and Wales
Cable Communications (Telecom) Limited	England and Wales
Cable Communications Limited	England and Wales
Cable Enfield Limited	England and Wales
Cable Finance Limited	Jersey
Cable Guide Limited	England and Wales	85%
Cable Hackney & Islington Limited	England and Wales
Cable Haringey Limited	England and Wales
Cable Interactive Limited	England and Wales
Cable Internet Limited	England and Wales
Cable London Limited	England and Wales
Cable on Demand Limited	England and Wales
Capital City Cablevision Limited	Scotland
Central Cable Holdings Limited	England and Wales
Central Cable Limited	England and Wales
Central Cable Sales Limited	England and Wales
Chariot Collection Services Limited	England and Wales
Continental Shelf 16 Limited	England and Wales
Crystal Palace Radio Limited	England and Wales
Doncaster Cable Communications Limited	England and Wales
Dundee Cable and Satellite Limited	Scotland
Ed Stone Limited	England and Wales
Edinburgh Cablevision Limited	Scotland
EMS Investments Limited	England and Wales
Eurobell (Holdings) Limited	England and Wales
Eurobell (IDA) Ltd	England and Wales
Eurobell (No 2) Limited	England and Wales
Eurobell (No 3) Limited	England and Wales
Eurobell (No 4) Limited	England and Wales
Eurobell (South West) Limited	England and Wales
Eurobell (Sussex ) Limited	England and Wales
Eurobell (West Kent) Limited	England and Wales
Eurobell CPE Limited	England and Wales
Eurobell Internet Services Limited	England and Wales
Eurobell Limited	England and Wales
European Business Network Limited	England and Wales
Fastrak Limited	England and Wales
Filegale Limited	England and Wales
Fleximedia Limited	England and Wales
Flextech (1992) Limited	England and Wales
Flextech (Kindernet Investment) Limited	England and Wales
Flextech (Travel Channel) Limited	England and Wales
Flextech Broadband Holdings Limited	England and Wales
Flextech Broadband Limited	England and Wales
Flextech Broadcasting Limited	England and Wales
Flextech Business News Limited	England and Wales
Flextech Childrens Channel Limited	England and Wales
Flextech Communications Limited	England and Wales
Flextech Digital Broadcasting Limited	England and Wales

Telewest Communications plc’s Subsidiaries

Flextech Distribution Limited	England and Wales
Flextech Family Channel Limited	England and Wales
Flextech Homeshopping Limited	England and Wales	80%
Flextech Interactive Limited	England and Wales
Flextech Investments (Jersey) Limited	Jersey
Flextech IVS Limited	England and Wales
Flextech Limited	England and Wales
Flextech Media Holdings Limited	England and Wales
Flextech Music Publishing Limited	England and Wales
Flextech Rights Limited	England and Wales
Flextech Television Limited	England and Wales
Flextech Video Games Limited	England and Wales
Flextech-Flexinvest Limited	England and Wales
Florida Homeshopping Limited	England and Wales	80%
General Cable Group Limited	England and Wales
General Cable Holdings Limited	England and Wales
General Cable Investments Limited	England and Wales
General Cable Limited	England and Wales
General Cable Programming Limited	England and Wales
Halifax Cable Communications Limited	England and Wales
Hieronymous Limited	Scotland
HSN Direct (Europe) Limited	England and Wales	78.8% – In Liquidation
HSN Direct International Limited	England and Wales	78.8% – In Liquidation
Imminus (Ireland) Limited	Republic of Ireland
Imminus Limited	England and Wales
Interactive Digital Sales Limited	England and Wales
IVS Cable Holdings Limited	Jersey
Lewis Reed Debt Recovery Limited	England and Wales
Maidstone Broadcasting	England and Wales
Maidstone Studios Limited	England and Wales
Matchco Directors Limited	England and Wales
MatchCo Limited	England and Wales	76%
Matchco Secretaries Limited	England and Wales
Mayfair Way Management Limited	England and Wales
Middlesex Cable Limited	England and Wales
Minotaur International Limited	England and Wales
Mixmax Limited	England and Wales	70%
Network Gaming Consulting Limited	England and Wales
Northern Credit Limited	England and Wales
Perth Cable Television Limited	Scotland
Rapid Banking Solutions Limited	England and Wales
Rapid Business Solutions Limited	England and Wales
Rapid Personal Digital Solutions Limited	England and Wales
Rapid Travel Solutions Limited	England and Wales
Rotherham Cable Communications Limited	England and Wales
Scorpio Multi Media Limited	England and Wales
Screenshop Limited	England and Wales
Sheffield Cable Communications Limited	England and Wales
Smashedatom Limited	England and Wales	60%
Southwestern Bell International Holdings Limited	England and Wales
Starstream Limited	England and Wales
Start! Games Limited	England and Wales	70%
Supporthaven Public Limited Company	England and Wales	92.50%
Take Four BV	Amsterdam
TCI US West Cable Communications Group (US)	US
Telewest Carrier Services Limited	England and Wales
Telewest Communications (Central Lancashire) Limited	England and Wales
Telewest Communications (Cotswolds) Limited	England and Wales
Telewest Communications (Cumbernauld) Limited	Scotland
Telewest Communications (Dumbarton) Limited	Scotland
Telewest Communications (Dundee & Perth) Limited	Scotland
Telewest Communications (East Lothian and Fife) Limited	Scotland

Telewest Communications plc’s Subsidiaries

Telewest Communications (Falkirk) Limited	Scotland
Telewest Communications (Fylde & Wyre) Limited	England and Wales
Telewest Communications (Glenrothes) Limited	Scotland
Telewest Communications (Internet) Limited	England and Wales
Telewest Communications (Liverpool) Limited	England and Wales
Telewest Communications (London South) Limited	England and Wales
Telewest Communications (Midlands and North West) Limited	England and Wales
Telewest Communications (Midlands) Limited	England and Wales
Telewest Communications (Motherwell) Limited	Scotland
Telewest Communications (Nominees) Limited	England and Wales
Telewest Communications (North East) Limited	England and Wales
Telewest Communications (North West) Limited	England and Wales
Telewest Communications (Publications) Limited	England and Wales
Telewest Communications (Scotland Holdings) Limited	Scotland
Telewest Communications (Scotland) Limited	Scotland
Telewest Communications (South East) Limited	England and Wales
Telewest Communications (South Thames Estuary) Limited	England and Wales
Telewest Communications (South West) Limited	England and Wales
Telewest Communications (Southport) Limited	England and Wales
Telewest Communications (St Helens & Knowsley) Limited	England and Wales
Telewest Communications (Taunton & Bridgwater) Limited	England and Wales
Telewest Communications (Telford) Limited	England and Wales
Telewest Communications (Tyneside) Limited	England and Wales
Telewest Communications (Wigan) Limited	England and Wales
Telewest Communications Cable Limited	England and Wales
Telewest Communications Group Limited	England and Wales
Telewest Communications Holdco Limited	England and Wales
Telewest Communications Holdings Limited	England and Wales
Telewest Communications Networks Limited	England and Wales
Telewest Communications Services Limited	England and Wales
Telewest Directors Limited	England and Wales
Telewest Finance (Jersey) Limited	Jersey
Telewest Finance Corporation	US
Telewest Global Inc	US
Telewest Health Trustees Limited	England and Wales
Telewest Limited	England and Wales
Telewest Parliamentary Holdings Limited	England and Wales
Telewest Secretaries Limited	England and Wales
Telewest Share Trust Limited	England and Wales
Telewest Trustees Limited	England and Wales
Telewest Workwise Limited	England and Wales
Telewest UK Limited	England and Wales
Telso Communications Limited	England and Wales
The Cable Corporation Equipment Limited	England and Wales
The Cable Corporation Limited	England and Wales
The Cable Equipment Store Limited	England and Wales
The North London Channel Limited	England and Wales
The Yorkshire Cable Group Limited	England and Wales
Theseus No.1 Limited	England and Wales
Theseus No.2 Limited	England and Wales
TVS Pension Fund Trustees Limited	England and Wales
TVS Television Limited	England and Wales
UK Living Limited	England and Wales
United Artists Investments Limited	England and Wales
Wakefield Cable Communications Limited	England and Wales
West Midlands Credit Limited	England and Wales
Windsor Television Limited	England and Wales
Yorkshire Cable Communications Limited	England and Wales
Yorkshire Cable Finance Limited	England and Wales
Yorkshire Cable Limited	England and Wales
Yorkshire Cable Properties Limited	England and Wales
Yorkshire Cable Telecom Limited	England and Wales

Telewest Communications plc’s Subsidiaries

Joint Ventures
Crystalvision Productions Limited	England and Wales	50%
UK Channel Management Limited	England and Wales	50%
UK Gold Holdings Limited	England and Wales	50%
UK Gold Services Limited	England and Wales	50%
UK Gold Broadcasting Limited	England and Wales	50%
UK Gold Television Limited	England and Wales	50%
Flextech Satellite Investments Limited	England and Wales	50%
UKTV Interactive Limited	England and Wales	50%
UKTV New Ventures Limited	England and Wales	50%
Front Row Television Limited	England and Wales	50%
VIS ITV Limited	England and Wales	50%
iSee Ventures Limited	England and Wales	50% – In Liquidation

Minority Interest
Cobweb Business Solutions limited	England and Wales	30%
Digital Mind Games Limited	England and Wales	29% – In Liquidation
ICM Interactive Limited	England and Wales	34%
Action Stations (Millennium) Limited	England and Wales	20%
UK Programme Distribution Limited	England and Wales	5%
Flextech Living Health Limited	England and Wales	30%
Sit-Up Limited	England and Wales	30.93%
VIS Entertainment Limited	England and Wales	7.05%
Recommend Limited	England and Wales	3.44%
Multimedia Mapping Limited	England and Wales	25.73%
xrefer.com Limited	England and Wales	18.86%

Partnerships
HSN Direct JV Partnership	England
Rapture TV Limited Joint Venture	England
Avon Cable Joint Venture	England
Avon Cable Limited Partnership	US
Cotswolds Cable Limited Partnership	US
Edinburgh Cable Limited Partnership	US
Estuaries Cable Limited Partnership	US
London South Cable Partnership	US
Telewest Communications (Cotswolds) Venture	England
Telewest Communications (London South) Joint Venture	England
Telewest Communications (North East) Partnership	England
Telewest Communications (Scotland) Venture	England
Telewest Communications (South East) Partnership	England
Tyneside Cable Limited Partnership	US
United Cable (London South) Ltd Partnership	US